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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                                 AMENDMENT NO. 1


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                 September 4, 1996
                                 -----------------


                          COMMISSION FILE NO.: 0-25772


                                HF BANCORP, INC.
                                ----------------
             (Exact name of registrant as specified in its charter)


Delaware                                                       33-0576146
- --------------------------------------------------           -------------------
(State or other Jurisdiction of Incorporation                (IRS Employer or
organization)                                                Identification No.)


445 E. Florida Avenue, Hemet, California                           92543
- ----------------------------------------                     -------------------
(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code             (909) 658-4411
                                                             -------------------




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     The Registrant  hereby amends the following  items,  financial  statements, exhibits or other portions of its Current Report on Form 8-K dated June 25, 1996.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
         ---------------------------------

     (a)  N/A

     (b)  The pro forma  financial  information  that is  required  pursuant  to
          Article 11 of Regulation S-X is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

     (c)  Exhibits:

          Exhibit No.    Description
          -----------    -----------

             99.1 HF Bancorp, Inc. and Subsidiary Unaudited Pro Forma Statement of Condition as of March 31, 1996 and Consol-idated Pro Forma Condensed Consolidated Statements of Income for the year ended June 30, 1996 and related notes.

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SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      By: /s/ J. Robert Eichinger
                                          --------------------------------------
                                          J. Robert Eichinger
                                          President and Chief Executive Officer





Dated:    September 4, 1996